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Exhibit 10.57

EXECUTION COPY

$170,000,000

HERBST GAMING, INC.

7% Senior Subordinated Notes due 2014

PURCHASE AGREEMENT

New York, New York
November 5, 2004

LEHMAN BROTHERS INC.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

        Herbst Gaming, Inc., a Nevada corporation (the "Company"), proposes, upon the terms and considerations set forth herein, to issue and sell to you (the "Initial Purchaser"), $170,000,000 in aggregate principal amount of its 7% Senior Subordinated Notes due 2014 (the "Series A Notes"). The Series A Notes (i) will have terms and provisions that are summarized in the Offering Memorandum (as defined herein) and (ii) are to be issued pursuant to an Indenture (the "Indenture"), to be dated as of the Closing Date (as defined herein), to be entered into among the Company, the Subsidiary Guarantors (as defined herein) and U.S. Bank National Association, as trustee (the "Trustee"). The Company's obligations under the Series A Notes, including the due and punctual payment of interest on the Series A Notes, will be unconditionally jointly and severally guaranteed (the "Series A Guarantees" and, together with the Series B Guarantees (as defined herein), the "Subsidiary Guarantees") by E-T-T, Inc., a Nevada corporation, Flamingo Paradise Gaming, LLC, a Nevada limited-liability company, Market Gaming, Inc., a Nevada corporation, E-T-T Enterprises, L.L.C., a Nevada limited-liability company, Cardivan Company, a Nevada corporation, Corral Coin, Inc., a Nevada corporation, Corral Country Coin, Inc., a Nevada corporation, HGI—St. Jo, a Nevada corporation, HGI—Mark Twain, a Nevada corporation, and HGI—Lakeside, a Nevada corporation (each a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"). As used herein, the term "Series A Notes" shall include the Series A Guarantees, unless the context otherwise requires. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture. This is to confirm the agreement concerning the purchase of the Series A Notes from the Company by the Initial Purchaser.

        1.    Preliminary Offering Memorandum and Offering Memorandum.    The Series A Notes will be offered and sold to the Initial Purchaser without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on an exemption pursuant to Section 4(2) under the Act. The Company and the Subsidiary Guarantors have prepared a preliminary offering memorandum, dated November 2, 2004 (the "Preliminary Offering Memorandum"), and an offering memorandum, dated November 5, 2004 (the "Offering Memorandum"), setting forth information regarding the Company, the Subsidiary Guarantors and the Series A Notes. Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto. The Company and the Subsidiary Guarantors hereby confirm that they have authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Series A Notes by the Initial Purchaser.

        It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Series A Notes (and all securities issued in exchange therefor, in substitution thereof) shall bear the following legend (along with such other legends as the Initial Purchaser and its counsel deems necessary):

  "THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT, IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (5) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS) OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE BLUE SKY LAWS OF THE STATES OF THE UNITED STATES."

        You have advised the Company that you will make offers (the "Exempt Resales") of the Series A Notes purchased by you hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons (each, a "144A Purchaser") whom you reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") and (ii) outside the United States to certain persons in offshore transactions in reliance on Regulation S under the Act, such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers." You will offer the Series A Notes to Eligible Purchasers initially at a price equal to 100.00% of the principal amount thereof. Such price may be changed at any time without notice.

        Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement") among the Company, the Subsidiary Guarantors and the Initial Purchaser, to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Subsidiary Guarantors will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 7% Series B Senior Subordinated Notes due 2014 (the "Series B Notes" and, together with the Series A Notes, the "Notes") and the Series B Guarantees to be offered in exchange for the Series A Notes and the Series A Guarantees (the "Exchange Offer") and (ii) under certain circumstances a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Series A Notes, and to use all commercially reasonable efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement, and to consummate the Exchange Offer.

        The Notes and the Subsidiary Guarantees will be unsecured senior subordinated obligations and will be subordinate in right of payment to all of the existing and future senior debt of the Company and the Subsidiary Guarantors.

        The following documents are hereinafter collectively referred to as the "Transaction Documents": (i) the Indenture; (ii) the Notes; (iii) the Subsidiary Guarantees; and (iv) the Registration Rights Agreement.

        2.    Representations, Warranties and Agreements of the Company and the Subsidiary Guarantors.    The Company and each of the Subsidiary Guarantors represents, warrants and agrees that:

          (a)   The Preliminary Offering Memorandum and the Offering Memorandum as of their respective dates and the Offering Memorandum as of the Closing Date, did not or will not at any time contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any amendments or supplements to either the Preliminary Offering Memorandum or the Offering Memorandum, as of the date of such amendment or supplement, when read together with the Preliminary Offering Memorandum or the Offering Memorandum, as applicable, will not at any time contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. This representation and warranty does not apply to statements in or omissions from the Preliminary Offering Memorandum and Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by or on behalf of the Initial Purchaser expressly for use therein.

          (b)   The Preliminary Offering Memorandum and Offering Memorandum with respect to the Series A Notes have been prepared by the Company and the Subsidiary Guarantors for use by the Initial Purchaser in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been received by the Company or any of the Subsidiary Guarantors and to the best knowledge after reasonable investigation of the Company and the Subsidiary Guarantors, no proceeding for that purpose has commenced or is pending or contemplated.

          (c)   The Company and each of the Subsidiary Guarantors have been duly incorporated or duly formed, as applicable, and are validly existing as corporations or limited-liability companies, as the case may be, in good standing under the laws of the State of Nevada, are duly qualified to do business and are in good standing as foreign corporations or limited liability companies, as the case may be, in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

          (d)   On the Closing Date, the Company will have an authorized capitalization as set forth in the Offering Memorandum. On the Closing Date, all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Offering Memorandum; and all of the issued shares of capital stock or all of the outstanding limited-liability company interests, as the case may be, of each of the Subsidiary Guarantors have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (collectively, "Liens"). Each of the Subsidiary Guarantors is a direct or indirect wholly-owned subsidiary of the Company and there are no subsidiaries of the Company other than the Subsidiary Guarantors.

          (e)   Each of the Company and the Subsidiary Guarantors has full corporate or limited liability company right, power and authority to enter into this Purchase Agreement (this "Agreement"), to perform their respective obligations hereunder and to consummate the transactions contemplated by this Agreement and the Preliminary Offering Memorandum. The Agreement and the transactions contemplated by this Agreement and the Preliminary Offering Memorandum have been duly and validly authorized by the Company and each of the Subsidiary Guarantors. This Agreement has been duly and validly executed and delivered by the Company and the Subsidiary Guarantors and (assuming the due execution and delivery thereof by the Initial Purchaser) constitutes the legal, valid and binding obligation of the Company and the Subsidiary Guarantors, enforceable against the Company and the Subsidiary Guarantors in accordance with its terms, subject to the qualification that the enforceability of the Company's and the Subsidiary Guarantors' obligations hereunder may be limited by applicable bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally, by general equitable principles (whether considered in a proceeding in equity or at law) and, as to rights of indemnification and contribution, by principles of public policy or state or federal laws relating to the non-enforceability of the indemnification or contribution provisions.

          (f)    Each of the Company and the Subsidiary Guarantors has full corporate or limited liability company right, power and authority to enter into the Registration Rights Agreement and to perform their respective obligations thereunder. The Registration Rights Agreement will be, on or prior to the Closing Date, duly and validly authorized by the Company and each of the Subsidiary Guarantors, and when executed by the Company and the Subsidiary Guarantors in accordance with the terms thereof, will be validly executed and delivered and (assuming the due execution and delivery thereof by the Initial Purchaser) will constitute the legal, valid and binding obligation of the Company and the Subsidiary Guarantors, enforceable against the Company and the Subsidiary Guarantors in accordance with its terms, subject to the qualification that the enforceability of the Company's and the Subsidiary Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally, by general equitable principles (whether considered in a proceeding in equity or at law) and, as to rights of indemnification and contribution, by principles of public policy or state or federal laws relating to the non-enforceability of the indemnification or contribution provisions. On the Closing Date, the Registration Rights Agreement will conform in all material respects to the description thereof in the Preliminary Offering Memorandum and the Offering Memorandum.

          (g)   Each of the Company and the Subsidiary Guarantors has full corporate or limited liability company right, power and authority to execute and deliver the Indenture and to perform their respective obligations thereunder. The Indenture will be, on or prior to the Closing Date, duly and validly authorized by the Company and each of the Subsidiary Guarantors, and, when executed by the Company and the Subsidiary Guarantors in accordance with the terms thereof, will be validly executed and delivered and (assuming the due authorization, execution and delivery thereof by the Trustee) will constitute the legal, valid and binding obligation of the Company and the Subsidiary Guarantors, enforceable against the Company and the Subsidiary Guarantors in accordance with its terms, subject to the qualification that the enforceability of the Company's and the Subsidiary Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally, by general equitable principles (whether considered in a proceeding in equity or at law) and, as to rights of indemnification and contribution, by principles of public policy or state or federal laws relating to the non-enforceability of the indemnification or contribution provisions. On the Closing Date, the Indenture will conform in all material respects to the description thereof in the Preliminary Offering Memorandum and the Offering Memorandum. No qualification of the Indenture under the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder (the "TIA" or "Trust Indenture Act") is required in connection with the offer and sale of the Series A Notes contemplated hereby or in connection with the Exempt Resales. On the Closing Date, the Indenture will conform in all material respects to the requirements of the TIA and the rules and regulations of the Commission thereunder applicable to an indenture which is required to be qualified thereunder.

          (h)   The Company has all the requisite power and authority to offer and sell the Series A Notes. The Series A Notes have been duly and validly authorized by the Company and when duly executed by the Company in accordance with the terms of the Indenture and, assuming due authentication of the Series A Notes by the Trustee, upon delivery to the Initial Purchaser against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). On the Closing Date, the Series A Notes will conform as to legal matters to the description thereof contained in the Preliminary Offering Memorandum and the Offering Memorandum, which summary description is accurate in all material respects.

          (i)    The Series B Notes have been duly and validly authorized by the Company and if and when duly issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer provided for in the Registration Rights Agreement, upon receipt of approval of the Exchange Offer from the Nevada Gaming Commission, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). When the Series B Notes are issued, the Series B Notes will conform as to legal matters to the description thereof contained in the Preliminary Offering Memorandum and the Offering Memorandum, which summary description is accurate in all material respects.

          (j)    The Subsidiary Guarantors have all the requisite power to offer and sell the Series A Guarantees. The Series A Guarantees have been duly and validly authorized by the Subsidiary Guarantors and when duly executed and delivered by the Subsidiary Guarantors in accordance with the terms of the Indenture and upon the due execution, authentication and delivery of the Series A Notes in accordance with the Indenture and the issuance of the Series A Notes and the sale to the Initial Purchaser contemplated by this Agreement, will constitute valid and binding obligations of the Subsidiary Guarantors, enforceable against the Subsidiary Guarantors in accordance with their terms, subject to the qualification that the enforceability of the Subsidiary Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). On the Closing Date, the Series A Guarantees to be endorsed on the Series A Notes will conform as to legal matters to the description thereof contained in the Preliminary Offering Memorandum and the Offering Memorandum, which summary description is accurate in all material respects.

          (k)   The Subsidiary Guarantors have all the requisite power to offer and sell the unconditional guarantee of the Company's obligations under the Series B Notes, including the due and punctual payment of interest on the Series B Notes (the "Series B Guarantees"). The Series B Guarantees have been duly and validly authorized by the Subsidiary Guarantors and if and when duly executed and delivered by the Subsidiary Guarantors in accordance with the terms of the Indenture and upon receipt of approval of the Exchange Offer from the Nevada Gaming Commission and upon the due execution and authentication of the Series B Notes in accordance with the Indenture and the issuance and delivery of the Series B Notes in the Exchange Offer contemplated by the Registration Rights Agreement, will constitute valid and binding obligations of the Subsidiary Guarantors, enforceable against the Subsidiary Guarantors in accordance with their terms, subject to the qualification that the enforceability of the Subsidiary Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). When the Series B Guarantees are issued, the Series B Guarantees to be endorsed on the Series B Notes will conform as to legal matters to the description thereof contained in the Preliminary Offering Memorandum and the Offering Memorandum, which summary description is accurate in all material respects.

          (l)    When issued, the Subsidiary Guarantees will be a general unsecured obligation of the Subsidiary Guarantors and will be subordinated in right of payment to all of the Subsidiary Guarantors' other existing and future Senior Debt. The Subsidiary Guarantees will be pari passu in right of payment with any future subordinated Indebtedness of the Subsidiary Guarantors.

          (m)  Neither the Company nor any of the Subsidiary Guarantors (i) is in violation of its charter, by-laws or operating agreement (or similar organizational document), (ii) is in default and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, except for any such default, violation or event that would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or otherwise), prospects or results of operations of the Company and its subsidiaries taken as a whole (any such event, a "Material Adverse Effect"), (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 3 hereof) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except for any such violation or event that would not, individually or in the aggregate, have a Material Adverse Effect, or (iv) has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except for any such failure that would not, individually or in the aggregate, have a Material Adverse Effect.

          (n)   The execution, delivery and performance of this Agreement and the Transaction Documents by the Company and Subsidiary Guarantors and the consummation of the transactions contemplated hereby and thereby have not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiary Guarantors is a party or by which the Company or any of the Subsidiary Guarantors is bound or to which any of the property or assets of the Company or any of the Subsidiary Guarantors is subject, nor have or will such actions result in any violation of the provisions of the charter, by-laws or operating agreement or other organizational document of the Company or any of the Subsidiary Guarantors or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiary Guarantors or any of their properties or assets, and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required, except for (i) such as have been or will be obtained and made on or prior to the Closing Date (or, in the case of the Registration Rights Agreement, will be obtained and made under the Act, the TIA, and state securities or Blue Sky laws and regulations), (ii) routine corporate filings and renewals of licenses, (iii) routine filings under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (iv) routine filings with applicable gaming authorities and (v) those which the failure to obtain the same would not, individually or in the aggregate, have a Material Adverse Effect.

          (o)   No consent, approval, authorization or order of, or filing, qualification or registration with, any court or governmental agency or body is required for the execution, delivery and performance of the Transaction Documents by the Company and the Subsidiary Guarantors or the consummation of the transactions contemplated hereby and thereby, except for the filing of a registration statement by the Company with the Commission pursuant to the Act as required by the Registration Rights Agreement and such consents, approvals, authorizations, orders, filings, registrations or qualifications (x) as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchaser and (y) as have been obtained or will be obtained prior to the Closing Date.

          (p)   When the Series A Notes and Series A Guarantees are issued and delivered pursuant to this Agreement, the Company will not have any securities listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

          (q)   None of the Company or any of the Subsidiary Guarantors is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (r)   Assuming (i) that your representations and warranties in Section 3 are true (ii) compliance by you with your covenants set forth in Section 3 and (iii) that each of the Eligible Purchasers is a QIB or a person who acquires the Series A Note in an "offshore transaction" and is not a "U.S. Person" (within the meaning of Regulation S under the Act), the purchase and resale of the Series A Notes pursuant hereto (including pursuant to the Exempt Resales) is exempt from the registration requirements of the Act. No form of general solicitation, general advertising or any direct selling efforts within the meaning of Regulation S was used by the Company, the Subsidiary Guarantors or any of their representatives (other than you, as to whom the Company and the Subsidiary Guarantors make no representation) in connection with the offer and sale of the Series A Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Notes have been issued and sold by the Company or the Subsidiary Guarantors within the six-month period immediately prior to the date hereof.

          (s)   The Company is not required to deliver the information specified in Rule 144A(d)(4) under the Act in connection with the Exempt Resales.

          (t)    The market-related and customer-related data and estimates included under the captions "Summary—Herbst Gaming, Inc.," "Summary—Business Strategy," "Summary—Recent Developments," "Risk Factors—Risks Related to Our Company," "Risk Factors—Risks Related to the Grace Acquisition," "Risk Factors—Risks Related to the Offering," "Management's Discussion and Analysis of Financial Conditions and Results of Operations," "Business—General," "Business—The Grace Acquisition," "Business—Grace Acquisition Rationale," "Business—Recent Developments," "Business—Narrative Description of Business," "Business—Business Strategy," and "Business—Properties" in the Preliminary Offering Memorandum and the Offering Memorandum are based on or derived from sources which the Company believes to be reliable and accurate.

          (u)   There are no contracts or other documents which are required to be described in the Offering Memorandum by the Act or by the rules and regulations thereunder which have not been described in the Offering Memorandum.

          (v)   No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, Terrible Herbst, Inc., a Nevada corporation, Jerry Herbst, customers or suppliers of the Company on the other hand, which is required to be described in the Offering Memorandum which is not so described.

          (w)  There are no contracts, agreements or understandings between the Company or any Subsidiary Guarantor and any person granting such person the right to require the Company or any Subsidiary Guarantor to file a registration statement under the Act with respect to any securities of the Company or such Subsidiary Guarantor owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Exchange Offer Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

          (x)   Neither the Company nor any of the Subsidiary Guarantors has sustained, since the date of the latest audited financial statements included in the Offering Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, that would reasonably be expected to have a Material Adverse Effect, otherwise than as set forth or contemplated in the Offering Memorandum; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of the Subsidiary Guarantors or any adverse change, or development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiary Guarantors that would reasonably be expected to have a Material Adverse Effect, otherwise than as set forth or contemplated in the Offering Memorandum.

          (y)   Each of the financial statements and the pro forma information (including the related notes and supporting schedules) included in the Offering Memorandum present fairly the financial condition and results of operations of the Company and each of the Subsidiary Guarantors at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

          (z)   To the Company's knowledge, the financial information set forth in the Offering Memorandum, together with related schedules and notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of Mark Twain Casino, L.L.C., St. Joseph Riverboat Partners and Southern Iowa Gaming Co. and its subsidiary on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such information and related schedules and notes, if any, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein.

          (aa) The accountants, Deloitte & Touche LLP, who have certified certain financial statements of the Company, and Clifton Gunderson LLP, who have certified certain financial statements of Mark Twain Casino, L.L.C., St. Joseph Riverboat Partners and Southern Iowa Gaming Co., whose reports appear in the Offering Memorandum and who have delivered the initial letters referred to in Section 9(e) hereof, are independent public accountants as required by the Act and the rules and regulations thereunder.

          (bb) The Company and each of the Subsidiary Guarantors have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all Liens except for Permitted Liens; and all real property and buildings held under lease by the Company and the Subsidiary Guarantors are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiary Guarantors, and no material default on the part of either the Company or the Subsidiary Guarantors or, to the knowledge of the Company and the Subsidiary Guarantors, any other party thereto has occurred and is continuing thereunder, and the Company and the Subsidiary Guarantors enjoy peaceful and undisturbed possession under all such leases to which any of them is a party lessee. The operation and use of the all real property owned and leased by the Company and the Subsidiary Guarantors are currently in compliance with all applicable municipal, county, state and federal laws, regulations, ordinances, standards, orders, and other regulations, where the failure to comply therewith could have a Material Adverse Effect. Under currently applicable zoning and use laws, ordinances, rules and regulations, the real property owned and leased by the Company and the Subsidiary Guarantors may be used for the purposes described in the Offering Memorandum and the Indenture.

          (cc) Except as described in the Offering Memorandum, the Company and each of the Subsidiary Guarantors own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses presently employed by them for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

          (dd) There are no legal or governmental proceedings pending to which the Company or any of the Subsidiary Guarantors is a party or of which any property or assets of the Company or any of the Subsidiary Guarantors is the subject which, if determined adversely to the Company or any of the Subsidiary Guarantors, might have a Material Adverse Effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and the Subsidiary Guarantors; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (ee) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which might be expected to have a Material Adverse Effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and the Subsidiary Guarantors.

          (ff)  The Company is in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), except where the failure to be in compliance would not have a Material Adverse Effect; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Code (as defined below); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would be likely to cause the loss of such qualification.

          (gg) Neither the Company nor any corporation considered an affiliate of the Company within the meaning of Section 407(d)(7) of ERISA (an "Affiliate") is a party in interest or disqualified person to any employee pension or benefit plan. The representation made by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the Section entitled "Notice to Investors."

          (hh) The Company is, and has been at all times since its incorporation, an "S Corporation" (within the meaning of Section 1361(a) of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations issued thereunder (the "Code")) for which a valid election under Section 1362 of the Code has been in effect (and which has also been in effect (or a similar state, local or foreign tax election has been in effect) for state, local or foreign income tax purposes in all jurisdictions in which the Company can make such election and each of the Company and Subsidiary Guarantors has filed tax returns). The election by the Company under Section 1362 (and applicable provisions of state, foreign or local law) has not been revoked or otherwise terminated and is still in full force and effect.

          (ii)   The Company and the Subsidiary Guarantors have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of the Subsidiary Guarantors which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a Material Adverse Effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and the Subsidiary Guarantors.

          (jj)   Neither the Company nor any of the Subsidiary Guarantors nor any agent thereof acting on behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

          (kk) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act has (i) has imposed (or has informed the Company or any Subsidiary Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Subsidiary Guarantor's retaining any rating assigned to it, or to any securities of the Company or such Subsidiary Guarantor or (ii) has indicated to the Company or any Subsidiary Guarantor that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or any Subsidiary Guarantor or any securities of any of them.

          (ll)   Since the date as of which information is given in the Preliminary Offering Memorandum through the date hereof, and except as may otherwise be disclosed in the Offering Memorandum, neither the Company nor any of the Subsidiary Guarantors (i) has issued or granted any securities, (ii) has incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) has entered into any transaction not in the ordinary course of business or (iv) has declared or paid any extraordinary distribution on its capital stock.

          (mm) Each of the Company and the Subsidiary Guarantors (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

          (nn) Neither the Company nor any of the Subsidiary Guarantors, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of the Subsidiary Guarantors, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (oo) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of the Subsidiary Guarantors (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or the Subsidiary Guarantors in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiary Guarantors; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of the Subsidiary Guarantors or with respect to which the Company or any of the Subsidiary Guarantors have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiary Guarantors; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

          (pp) Except as would not have a Material Adverse Effect, each of the Company and the Subsidiary Guarantors (i) possesses the permits, licenses, consents and other authorizations (collectively, the "Government Licenses") issued by, and has made all filings with, the appropriate regulatory entities necessary to own, lease and operate its properties and to conduct businesses now operated by it and (ii) all such Government Licenses are valid and in full force and effect. Except as would not have a Material Adverse Effect, each of the Company and the Subsidiary Guarantors is in compliance with the terms and conditions of all such Government Licenses. No event has occurred (including, without limitation, the receipt of any notice from any regulatory entity) that allows, or after notice or lapse of time or both, would allow revocation, modification, suspension or termination of any Government License or would result in any other material impairment of the rights of the holder of any such Government License that would have a Material Adverse Effect. To the knowledge of the Company and the Subsidiary Guarantors, no regulatory entity is considering limiting, suspending or revoking any Government License or is investigating any of them, other than ordinary course administrative reviews or any ordinary course review of the transactions contemplated hereby.

          (qq) The Company had, at the time of its execution, all the requisite power and authority to enter into (i) the Asset Purchase and Sale Agreement, dated as of July 20, 2004, by and between St. Joseph Riverboat Partners, a Missouri general partnership, and the Company (the "St. Jo Asset Purchase Agreement"); (ii) the Asset Purchase and Sale Agreement, dated as of July 20, 2004, by and between Mark Twain Casino, L.L.C., a Missouri limited liability company, and the Company (the "Mark Twain Asset Purchase Agreement"); and (iii) the Asset Purchase and Sale Agreement, dated as of July 20, 2004, by and between Southern Iowa Gaming Co., an Iowa corporation, and the Company (the "Lakeside Asset Purchase Agreement," and together with the St. Jo Asset Purchase Agreement and the Mark Twain Asset Purchase Agreement, the "Grace Acquisition Agreements"). The Grace Acquisition Agreements had been duly and validly authorized at the time of their execution by the Company and assuming due authorization, execution and delivery by St. Joseph Riverboat Partners, Mark Twain Casino, L.L.C. and Southern Iowa Gaming Co., respectively, constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally, by general equitable principles (whether considered in a proceeding in equity or at law).

          (rr)  The Company has filed applications with the appropriate gaming authorities, including the Missouri Gaming Commission and the Iowa Racing and Gaming Commission, to obtain the approvals necessary with respect to the Grace Acquisition Agreements and knows of no reason why such gaming authorities would not grant such necessary approvals. Assuming the requisite approvals are obtained, the Company will use the proceeds of the Series A Notes Offering to consummate transactions contemplated by the Grace Acquisition Agreements and as otherwise described under the caption "Use of Proceeds" in the Offering Memorandum.

          (ss)  The execution, delivery and performance of the Grace Acquisition Agreements by the Company and the consummation of the applicable transactions contemplated thereby, including the use of proceeds from the issuance of the Notes in the manner set forth under the caption "Use of Proceeds" in the Preliminary Offering Memorandum, will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as have been obtained or will be obtained from the Missouri Gaming Commission and the Iowa Racing and Gaming Commission prior to the consummation of the applicable transactions contemplated by the Grace Acquisition Agreements, applications for which have been filed), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of the Subsidiary Guarantors or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and the Subsidiary Guarantors, taken as a whole, to which the Company or any of the Subsidiary Guarantors is a party or by which the Company or any of the Subsidiary Guarantors or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, the Subsidiary Guarantors or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of the Subsidiary Guarantors is a party or by which the Company or any of the Subsidiary Guarantors is bound, or (v) result in the termination, suspension or revocation of any Government License of the Company or any of the Subsidiary Guarantors or result in any other impairment of the rights of the holder of any such Government License; in each case except for such conflict, violation, breach default, Lien, termination or failure to obtain such consent, approval or authorization which, singly or in the aggregate, would not have a Material Adverse Effect.

          (tt)  The pro forma financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and give effect to assumptions used in preparation thereof on a reasonable basis and in good faith, and, assuming the accuracy of the underlying historical financial information for Mark Twain Casino, L.L.C., St. Joseph Riverboat Partners and Southern

  Iowa Gaming Co. present fairly the effect of the proposed (i) completion of the offering of the Series A Notes and (ii) pending consummation of the acquisitions contemplated by the Grace Acquisition Agreements, and the anticipated financings necessary to complete these transactions; and such pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X of the Securities and Exchange Commission.

        Each certificate signed by any officer, member or manager of the Company or any Subsidiary Guarantor and delivered to the Initial Purchaser or counsel to the Initial Purchaser shall be deemed to be a representation and warranty by the Company and the Subsidiary Guarantors, as the case may be, to the Initial Purchaser as to the matters covered thereby.

        3.    Initial Purchaser's Representations.    The Initial Purchaser represents and warrants to, and agrees with, the Company and the Subsidiary Guarantors as set forth below in this Section 3.

          (a)   The Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

          (b)   The Initial Purchaser (i) is purchasing the Series A Notes pursuant to a private sale exempt from registration under the Act; (ii) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any State of the United States or any other applicable jurisdiction; and (iii) will be reoffering and reselling the Series A Notes only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and in offshore transactions meeting the requirements of Regulation S.

          (c)   The Initial Purchaser also understands that the Company and, for purposes of the opinions to be delivered to it pursuant to Section 9(c) hereof, counsel to the Company and counsel to the Initial Purchaser, will rely upon the accuracy and truth of the foregoing representations and such Initial Purchaser hereby consents to such reliance.

          (d)   The Initial Purchaser will offer the Series A Notes for sale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum as soon as is practicable after this Agreement is entered into and as in the judgment of the Initial Purchaser is advisable and will not offer or sell the Series A Notes by means of, nor has it offered or sold the Series A Notes by means of, or otherwise engaged in a public offering within the meaning of Section 4(2) of the Act or any form of general solicitation or general advertising (within the meaning of Regulation D; including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Series A Notes.

          (e)   The Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes.

          (f)    The sale of the Series A Notes offered and sold by the Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

          (g)   The Initial Purchaser agrees that the Series A Notes have not been registered under the Act and that neither it or its affiliates has offered or sold and will not offer or sell the Series A Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor) (a) as part of its distribution at any time and (b) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes pursuant hereto and the Closing Date (the "distribution compliance period"), other than in accordance with Regulation S or another exemption from the registration requirements of the Act. The Initial Purchaser agrees that, during such 40-day distribution compliance period, it will not cause any advertisement with respect to the Series A Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Series A Notes, except such advertisements as permitted by and include the statements required by Regulation S. The Initial Purchaser also agrees that, at or prior to confirmation of a sale of Series A Notes offered and sold pursuant to Regulation S, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration in respect of the Series A Notes from it during the restricted period a confirmation or notice substantially to the following effect:

      "The Series A Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Series A Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

          (h)   The Initial Purchaser has taken no action, and will take no action, in any jurisdiction (either on its own or as an agent of the Company) in connection with the offering of the Series A Notes that would independently require any action, filing or registration to be made for that purpose in any jurisdiction, or that would independently result in the breach of the applicable laws, statutes, rules or regulations (whether by the Initial Purchaser or the Company) in any such jurisdiction. The Initial Purchaser will comply with all applicable laws, statutes, rules and regulations in each jurisdiction in which it purchases, offers, sells or delivers Series A Notes or distributes or causes to be distributed the Offering Memorandum or any other offering materials prepared in connection with the Exempt Resales.

        4.    Purchase and Sale.    On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchaser and the Initial Purchaser agrees to purchase from the Company, at a purchase price of 97.75% of the principal amount thereof, $170,000,000 aggregate principal amount of Series A Notes.

        5.    Delivery and Payment.    Delivery to the Initial Purchaser of and payment for the Series A Notes shall be made (the "Closing") at 10:00 a.m., New York City time, on November 22, 2004 or such later date as the Initial Purchaser shall designate, which date and time may be postponed by agreement between the Initial Purchaser and the Company (the "Closing Date") at the offices of Latham & Watkins LLP, 633 West Fifth Street, Suite 4000, Los Angeles, California 90071, or such other time or place as you and the Company shall designate.

        The Series A Notes will be delivered to the Initial Purchaser against payment by or on behalf of the Initial Purchaser of the purchase price therefor by wire transfer in immediately available funds, by causing The Depository Trust Company ("DTC") to credit the Series A Notes to the account of the Initial Purchaser at DTC. The Series A Notes will be evidenced by a single global security in definitive form (the "Global Note") and/or by additional definitive securities, and will be registered, in the case of the Global Note, in the name of Cede & Co. as nominee of DTC, and in the other cases, in such names and in such denominations as the Initial Purchaser shall request prior to 12:00 p.m., New York City time, on the second business day preceding the Closing Date. The Series A Notes to be delivered to the Initial Purchaser shall be made available to the Initial Purchaser in New York City for inspection and packaging not later than 9:30 a.m., New York City time, on the business day next preceding the Closing Date.

        6.    Offering by Initial Purchaser.    It is understood that the Initial Purchaser proposes to offer the Series A Notes for sale only to Eligible Purchasers as set forth in the Final Memorandum.

        7.    Agreements of the Company and the Subsidiary Guarantors.    The Company and the Subsidiary Guarantors jointly and severally agree with the Initial Purchaser as follows:

          (a)   The Company and the Subsidiary Guarantors will furnish to the Initial Purchaser, without charge, as of the date of the Offering Memorandum, such number of copies of the Offering Memorandum as may then be amended or supplemented as they may reasonably request.

          (b)   The Company and the Subsidiary Guarantors will not make any amendment or supplement to the Preliminary Offering Memorandum or to the Offering Memorandum of which the Initial Purchaser shall not previously have been advised or to which it shall reasonably object after being so advised.

          (c)   Prior to the execution and delivery of this Agreement, the Company and the Subsidiary Guarantors shall have delivered or will deliver to the Initial Purchaser, without charge, in such quantities as the Initial Purchaser shall have requested or may hereafter reasonably request, copies of the Preliminary Offering Memorandum. The Company and each of the Subsidiary Guarantors consent to the use, in accordance with the securities or Blue Sky laws of the jurisdictions in which the Series A Notes are offered by the Initial Purchaser and by dealers, prior to the date of the Offering Memorandum, of each Preliminary Offering Memorandum so furnished by the Company and the Subsidiary Guarantors. The Company and each of the Subsidiary Guarantors consent to the use of the Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Series A Notes are offered by the Initial Purchaser and by all dealers to whom Series A Notes may be sold, in connection with the offering and sale of the Series A Notes.

          (d)   If, at any time prior to completion of the distribution of the Series A Notes by the Initial Purchaser to Eligible Purchasers, any event shall occur that in the judgment of the Company, any of the Subsidiary Guarantors or in the opinion of counsel for the Initial Purchaser should be set forth in the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Offering Memorandum in order to comply with any law, the Company and the Subsidiary Guarantors will forthwith prepare an appropriate supplement or amendment thereto or such document, and will expeditiously furnish to the Initial Purchaser and dealers a reasonable number of copies thereof.

          (e)   The Company and each of the Subsidiary Guarantors will cooperate with the Initial Purchaser and with its counsel in connection with the qualification of the Series A Notes for offering and sale by the Initial Purchaser and by dealers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification; provided, that in no event shall the Company or any of the Subsidiary Guarantors be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Series A Notes, in any jurisdiction where it is not now so subject.

          (f)    For a period of 180 days from the date of the Offering Memorandum, the Company and each of the Subsidiary Guarantors agree not to, directly or indirectly, sell, offer to sell, contract to sell, grant any option to purchase, issue any instrument convertible into or exchangeable for, or otherwise transfer or dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition in the future of), any debt securities of the Company or any of the Subsidiary Guarantors, except (i) for the Series B Notes in connection with the Exchange Offer or (ii) with the prior consent of the Initial Purchaser.

          (g)   So long as any of the Notes are outstanding, the Company and the Subsidiary Guarantors will deliver without charge to the Initial Purchaser, as it may reasonably request, promptly upon their becoming available, copies of (i) all reports or other publicly available information that the Company and the Subsidiary Guarantors shall mail or otherwise make available to their security holders and (ii) all reports, financial statements and proxy or information statements filed by either the Company or any of the Subsidiary Guarantors or any successor of either of them with the Commission or any national securities exchange and such other publicly available information concerning either of the Company or any of the Subsidiary Guarantors or any successor of any of them or any of their respective subsidiaries, including without limitation, press releases.

          (h)   If this Agreement shall terminate or shall be terminated after execution and delivery pursuant to any provisions hereof or if this Agreement shall be terminated by the Initial Purchaser because of any failure or refusal on the part of the Company or any of the Subsidiary Guarantors to comply with the terms or fulfill any of the conditions of this Agreement, the Company and the Subsidiary Guarantors agree to reimburse the Initial Purchaser for all out-of-pocket expenses (including reasonable fees and expenses of its counsel) reasonably incurred by it in connection herewith, but without any further obligation on the part of the Company or any of the Subsidiary Guarantors for loss of profits or otherwise.

          (i)    The Company and the Subsidiary Guarantors will apply the net proceeds from the sale of the Series A Notes to be sold by it hereunder substantially in accordance with the description set forth in the Offering Memorandum under the caption "Use of Proceeds."

          (j)    Except as stated in this Agreement and in the Preliminary Offering Memorandum and Offering Memorandum, the Company, the Subsidiary Guarantors and their respective affiliates have not taken, nor will any of them take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes. Except as permitted by the Act, the Company and the Subsidiary Guarantors will not distribute any offering material in connection with the Exempt Resales.

          (k)   The Company and the Subsidiary Guarantors will use their best efforts to permit the Notes to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL market and to permit the Notes to be eligible for clearance and settlement through DTC.

          (l)    From and after the Closing Date, so long as any of the Notes are outstanding and are "restricted securities" within the meaning of the Rule 144(a)(3) under the Act or, if earlier, until three years after the Closing Date, and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company and the Subsidiary Guarantors will furnish to holders of the Notes and prospective purchasers of Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resale of the Notes.

          (m)  The Company and the Subsidiary Guarantors agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes in a manner that would require the registration under the Act of the sale to the Initial Purchaser or the Eligible Purchasers of the Series A Notes.

          (n)   The Company and the Subsidiary Guarantors agree to comply with all the terms and conditions of the Registration Rights Agreement and all agreements set forth in the representation letters of the Company and the Subsidiary Guarantors to DTC relating to the approval of the Notes by DTC for "book entry" transfer.

          (o)   The Company and the Subsidiary Guarantors agree to cause the Exchange Offer (as defined in the Registration Rights Agreement), if available, to be made in the appropriate form, as contemplated by the Registration Rights Agreement, to permit registration of the Series B Notes to be offered in exchange for the Series A Notes, and to comply with all applicable federal and state securities laws in connection with the Registered Exchange Offer.

          (p)   The Company and the Subsidiary Guarantors agree that prior to any registration of the Notes pursuant to the Registration Rights Agreement, or at such earlier time as may be required, the Indenture shall be qualified under the TIA.

          (q)   The Company and the Subsidiary Guarantors will not voluntarily claim, and will resist actively all attempts to claim, the benefit of any usury laws against holders of the Notes.

          (r)   The Company and the Subsidiary Guarantors will do and perform all things required or necessary to be done and performed under this Agreement by them prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchaser's obligations hereunder to purchase the Series A Notes.

        8.    Expenses.    Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company and the Subsidiary Guarantors agree to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto (but not, however, legal fees and expenses of your counsel incurred in connection therewith), (ii) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Indenture, the Registration Rights Agreement, all Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection therewith and with the Exempt Resales (but not, however, legal fees and expenses of your counsel incurred in connection with any of the foregoing other than fees of such counsel plus reasonable disbursements incurred in connection with the preparation, printing and delivery of such Blue Sky Memoranda), (iii) the issuance and delivery by the Company of the Notes and the Subsidiary Guarantees, (iv) the qualification of the Notes and the Subsidiary Guarantees for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of your counsel relating to such registration or qualification), (v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales, (vi) the preparation of certificates for the Notes and the Subsidiary Guarantees (including, without limitation, printing and engraving thereof), (vii) the application for quotation of the Notes in the PORTAL market, (ix) approval of the Notes by DTC for "book-entry" transfer, (x) rating the Series A Notes and the Series B Notes, (xi) the Trustee, any agent of the Trustee and the counsel for the Trustee in connection with the Indenture and the Notes and (xii) the performance by the Company and the Subsidiary Guarantors of their other obligations under this Agreement.

        9.    Conditions of Initial Purchaser's Obligations.    The respective obligations of the Initial Purchaser hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company and the Subsidiary Guarantors of their respective obligations hereunder, and to each of the following additional terms and conditions:

          (a)   The Initial Purchaser shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of the Initial Purchaser, is material or omits to state a fact which, in the opinion of the Initial Purchaser, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (b)   All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchaser, and the Company and the Subsidiary Guarantors shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (c)   The Initial Purchaser shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchaser and counsel for the Initial Purchaser, of (i) Gibson, Dunn & Crutcher LLP, counsel for the Company and the Subsidiary Guarantors, to the effect set forth in Exhibit B hereto; (ii) Kummer Kaempfer Bonner & Renshaw, Nevada counsel for the Company and the Subsidiary Guarantors, to the effect set forth in Exhibit C hereto; (iii) McDonald Carano Wilson LLP to the effect set forth in Exhibit D hereto; (iv)  Lathrop & Gage L.C., Missouri counsel to the Company and the Subsidiary Guarantors, to the effect set forth in Exhibit E hereto; (v) Crawford Law Firm, Iowa counsel to the Company and the Subsidiary Guarantors, to the effect set forth in Exhibit F hereto; and (vi) Sean Higgins, General Counsel to the Company and the Subsidiary Guarantors, to the effect set forth in Exhibit G hereto.

          (d)   The Initial Purchaser shall have received from Latham & Watkins LLP, counsel for the Initial Purchaser, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Series A Notes, the Offering Memorandum and other related matters as the Initial Purchaser may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (e)   At the time of execution of this Agreement, the Initial Purchaser shall have received from each of Deloitte & Touche LLP and Clifton Gunderson LLP a letter, in form and substance satisfactory to the Initial Purchaser, addressed to the Initial Purchaser and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

          (f)    With respect to the letters of Deloitte & Touche LLP and Clifton Gunderson LLP referred to in the preceding paragraph and delivered to the Initial Purchaser concurrently with the execution of this Agreement (individually, an "initial letter" and together, the "initial letters"), the Company shall have furnished to the Initial Purchaser a letter (the "bring-down letter") of each of such accountants, addressed to the Initial Purchaser and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of their bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date of their bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by their initial letter and (iii) confirming in all material respects the conclusions and findings set forth in their initial letter.

          (g)   The Company shall have furnished to the Initial Purchaser a certificate, dated the Closing Date, of its Chairman of the Board, its President or a Vice President and its Chief Financial Officer stating that:

              (i)  The representations, warranties and agreements of the Company in Section 2 are true and correct as of the Closing Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Section 9 have been fulfilled; and

             (ii)  They have carefully examined the Offering Memorandum and, in their opinion (A) as of its date, the Offering Memorandum did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the date of the Offering Memorandum no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum.

          (h)   Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations pursuant to the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

          (i)    Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such), including without limitation as a result of terrorist activities after the date hereof, or there shall have occurred any other calamity or crisis, as to make it, in the judgment of the Initial Purchaser, impracticable or inadvisable to proceed with the delivery of the Series A Notes being delivered on such Closing Date on the terms and in the manner contemplated in the Offering Memorandum or which, in the judgment of the Initial Purchaser would materially and adversely affect the financial markets or the markets for the Series A Notes and other debt securities.

          (j)    The Company shall have obtained all necessary governmental consents and approvals required to consummate the offering and sale of the Notes and the Subsidiary Guarantees, including without limitation, all consents or approvals required by the Nevada Gaming Commission and the Nevada Gaming Control Board required to provide for the Security Interests, and the Initial Purchaser shall have received evidence to their satisfaction of the compliance by the Company with this condition.

          (k)   The Series A Notes shall have been approved by the NASD for trading and duly listed on PORTAL.

          (l)    The Company and the Subsidiary Guarantors shall have executed and delivered to the Trustee each of the Transaction Documents.

          (m)  The Initial Purchaser shall have received such other documents, agreements, certificates and information as the Initial Purchaser shall have reasonably requested.

        All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchaser.

        10.    Indemnification and Contribution.

          (a)   The Company and each Subsidiary Guarantor, jointly and severally, shall indemnify and hold harmless the Initial Purchaser, its directors, officers and employees and each person, if any, who controls the Initial Purchaser within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Series A Notes), to which the Initial Purchaser, director, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto, or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Series A Notes ("Marketing Materials"), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or (C) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Series A Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in any Marketing Materials or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by the Initial Purchaser in connection with, or relating in any manner to, the Series A Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and the Subsidiary Guarantors shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Initial Purchaser through its gross negligence or willful misconduct), and shall reimburse the Initial Purchaser and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Initial Purchaser, or such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Subsidiary Guarantors will not be liable in any such case to the extent but only to the extent that that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to the Company through the Initial Purchaser by or on behalf of the Initial Purchaser specifically for inclusion therein; provided, further, that the parties agree that such information provided by or on behalf of the Initial Purchaser consists solely of the information described in Section 10(e) hereof. The foregoing indemnity agreement is in addition to any liability which the Company or the Subsidiary Guarantors may otherwise have to the Initial Purchaser or to any director, officer, employee or controlling person of the Initial Purchaser.

          (b)   The Initial Purchaser shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to the Company by or on behalf of the Initial Purchaser specifically for inclusion therein, which information is limited to the information set forth in Section 10(e), and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability that the Initial Purchaser may otherwise have to the Company or any such director, officer, employee or controlling person.

          (c)   Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchaser shall have the right to employ counsel to represent jointly the Initial Purchaser and its directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchaser against the Company or the Subsidiary Guarantors under this Section 10 if, in the reasonable judgment of the Initial Purchaser, it is advisable for the Initial Purchaser and those directors, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company or the Subsidiary Guarantors. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d)   If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a) or 10(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Subsidiary Guarantors on the one hand and the Initial Purchaser on the other from the offering of the Series A Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Subsidiary Guarantors, on the one hand and the Initial Purchaser on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Subsidiary Guarantors, on the one hand and the Initial Purchaser on the other hand with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes purchased under this Agreement (before deducting expenses) received by the Company and the Subsidiary Guarantors, on the one hand, and the total discounts and commissions received by the Initial Purchaser with respect to the Series A Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Series A Notes under this Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Subsidiary Guarantors or the Initial Purchaser, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Subsidiary Guarantors and information supplied by the Company shall also be deemed to have been supplied by the Subsidiary Guarantors. The Company, the Subsidiary Guarantors and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 10(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(d) shall be deemed to include, for purposes of this Section 10(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e)   The Initial Purchaser confirms and the Company acknowledges that the statements with respect to the offering of the Series A Notes by the Initial Purchaser set forth in the fifth, sixth, eighth and tenth paragraphs, under the caption "Plan of Distribution" in the Offering Memorandum are correct and constitute the only information concerning such Initial Purchaser furnished in writing to the Company by or on behalf of the Initial Purchaser specifically for inclusion in the Offering Memorandum.

        11.    Termination.    The obligations of the Initial Purchaser hereunder may be terminated by the Initial Purchaser by notice given to and received by the Company prior to delivery of and payment for the Series A Notes if, prior to that time, any of the events described in Section 9(i), shall have occurred or if the Initial Purchaser shall decline to purchase the Series A Notes for any reason permitted under this Agreement.

        12.    Reimbursement of Initial Purchaser's Expenses.    If the Company shall fail to tender the Series A Notes for delivery to the Initial Purchaser (i) by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or (ii) because any other condition of the obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Initial Purchaser for all reasonable expenses (including, without limitation, professional and legal fees and disbursements) incurred by the Initial Purchaser in connection with this Agreement and the proposed purchase of the Series A Notes, and upon demand the Company shall pay the full amount thereof to the Initial Purchaser.

        13.    Notices, etc.    All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a)   if to the Initial Purchaser, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: John Cokinos (Phone: 212-526-1717), with a copy to Latham & Watkins LLP, 885 Third Avenue, Suite 1000, New York, New York 10022-4802, Attention: Gary Kashar (Fax: 212-751-4864), and with a copy, in the case of any notice pursuant to Section 10(c), to the Director of Litigation, Office of the General Counsel at the same address; and

          (b)   if to the Company or to the Subsidiary Guarantors, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Memorandum, Attention: Sean Higgins (Fax: 702-798-8079).

        Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

        14.    Persons Entitled to Benefit of Agreement.    This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Company, the Subsidiary Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the directors of the Initial Purchaser, and any person or persons, if any, who control the Initial Purchaser within the meaning of Section 15 of the Act and (B) the indemnity agreement of the Initial Purchaser contained in Section 10(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, and any person controlling the Company within the meaning of Section 15 of the Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

        15.    Survival.    The respective indemnities, representations, warranties and agreements of the Company, the Subsidiary Guarantors and the Initial Purchaser contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Series A Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

        16.    Definition of the Terms "Business Day" and "Subsidiary".    For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the rules and regulations pursuant to the Act.

        17.    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of New York.

        Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "Specified Courts"), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

        18.    Counterparts.    This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

        19.    Headings.    The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(Signature Pages Follow)

        If the foregoing correctly sets forth the agreement among the Company, the Subsidiary Guarantors and the Initial Purchaser, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,
HERBST GAMING, INC.
By	/s/ MARY E. HIGGINS
Name:	Mary E. Higgins
Title:	Chief Financial Officer
E-T-T, INC.
By	/s/ MARY E. HIGGINS
Name:	Mary E. Higgins
Title:	Chief Financial Officer
FLAMINGO PARADISE GAMING, LLC
By	/s/ MARY E. HIGGINS
Name:	Mary E. Higgins
Title:	Chief Financial Officer
MARKET GAMING, INC.
By	/s/ MARY E. HIGGINS
Name:	Mary E. Higgins
Title:	Chief Financial Officer
E-T-T ENTERPRISES, L.L.C.
By	/s/ MARY E. HIGGINS
Name:	Mary E. Higgins
Title:	Chief Financial Officer

CARDIVAN COMPANY
By	/s/ MARY E. HIGGINS
Name:	Mary E. Higgins
Title:	Chief Financial Officer
CORRAL COIN, INC.
By	/s/ MARY E. HIGGINS
Name:	Mary E. Higgins
Title:	Chief Financial Officer
CORRAL COUNTRY COIN, INC.
By	/s/ MARY E. HIGGINS
Name:	Mary E. Higgins
Title:	Chief Financial Officer
HGI—ST. JO
By	/s/ MARY E. HIGGINS
Name:	Mary E. Higgins
Title:	Chief Financial Officer
HGI—MARK TWAIN
By	/s/ MARY E. HIGGINS
Name:	Mary E. Higgins
Title:	Chief Financial Officer

HGI—LAKESIDE
By	/s/ MARY E. HIGGINS
Name:	Mary E. Higgins
Title:	Chief Financial Officer
Agreed and Accepted:
LEHMAN BROTHERS INC.
By	/s/ MICHAEL KONIGSBERG
Name:	Michael Konigsberg
Title:	Managing Director

EXHIBIT A
FORM OF REGISTRATION RIGHTS AGREEMENT

A-1

EXHIBIT B

FORM OF OPINION OF GIBSON, DUNN & CRUTCHER LLP

        1.     Each of the Indenture and the Registration Rights Agreement constitutes a legal, valid and binding obligation of the Company and the Subsidiary Guarantors enforceable against the Company and the Subsidiary Guarantors in accordance with its terms.

        2.     The Series A Notes, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of the Purchase Agreement, will be legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

        3.     The Series B Notes, when executed and authenticated in accordance with the provisions of the Indenture and delivered in exchange for the Series A Notes pursuant to the Exchange Offer in accordance with the provisions of the Registration Rights Agreement, will be legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

        4.     When the Series A Notes and the Series A Guarantees endorsed thereon have been duly executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of the Purchase Agreement, the Series A Guarantee of each Subsidiary Guarantor will be the legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against it in accordance with its terms.

        5.     When the Series B Notes and the Series B Guarantees endorsed thereon have been duly executed and authenticated in accordance with the provisions of the Indenture and delivered in exchange for the Series A Notes and the Series A Guarantees pursuant to the Exchange Offer in accordance with the provisions of the Registration Rights Agreement, the Series B Guarantee of each Subsidiary Guarantor will be the legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against it in accordance with its terms.

        6.     The issuance of the Series A Notes, Series B Notes, Series A Guarantees and Series B Guarantees and the execution, delivery and performance by the Company and each Subsidiary Guarantor of the Transaction Documents to which each is a party, do not and will not, based solely upon review of the documents identified to us in the Officers' Certificate as constituting all material contracts of the Company and its Subsidiaries, taken as a whole, which are listed in Schedule     hereto (each a "Material Contract"), (A) result in a material breach of or material default under any Material Contract, or (B) result in or require the creation or imposition of any lien or encumbrance upon any assets of the Company or any Subsidiary Guarantor under any Material Contract. [The list of Material Contracts shall include each contract of the Company and each Subsidiary Guarantor described in Items 601(b)(2), (4) and (10) of Regulation S-K.]

        7.     The issuance of the Series A Notes, Series B Notes, Series A Guarantees and Series B Guarantees and the execution, delivery and performance by the Company and each Subsidiary Guarantor of the Transaction Documents to which it is a party, do not and will not violate, or require any filing with or approval of any governmental authority or regulatory body of the State of New York or the United States of America under, any law or regulation of the State of New York or the United States of America applicable to the Company or such Subsidiary Guarantor that, in our experience, is generally applicable to transactions in the nature of those contemplated by the Transaction Documents, except for such filings or approvals (i) as already have been obtained or (ii) that, if not made or obtained, would not have a material adverse effect on the Company and its Subsidiaries taken as a whole or expose the Initial Purchaser to any liability.

        8.     It is not necessary in connection with the offer, sale and delivery of the Series A Notes to the Initial Purchaser under the Purchase Agreement or in connection with the initial resale of the Series A

B-1

Notes by the Initial Purchaser in accordance with the Purchase Agreement to register the Series A Notes under the Act or to qualify the Indenture under TIA, it being understood that no opinion is expressed as to any subsequent resale of any Series A Note. Our opinion assumes that the offering and initial resale is made as contemplated in the Offering Memorandum, and the accuracy of the representations and warranties of the Company, the Subsidiary Guarantors and the Initial Purchaser in the Purchase Agreement and compliance by them with their agreements contained in the Purchase Agreement and the transfer procedures and restrictions set forth in the Offering Memorandum and the Indenture.

        9.     Insofar as the statements contained in the Offering Memorandum under the captions "Description of Notes" and "Plan of Distribution" purport to describe specific provisions of the Transaction Documents, such statements present in all material respects an accurate summary of such provisions.

        10.   Neither the Company nor any Subsidiary Guarantor is, or after giving effect to the offering and sale of the Series A Notes and the application of the proceeds thereof as described in the Offering Memorandum will be, required to be registered as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

        11.   To the extent that the statements in the Offering Memorandum under the caption "Certain U.S. Federal Income Tax Consequences" purport to describe specific provisions of the statutes and regulations referred to therein, such statements present in all material respects an accurate summary of such provisions.

        In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of New York.

        In addition, such counsel shall also have furnished to the Initial Purchaser a written statement, addressed to the Initial Purchaser and dated the Closing Date, in form and substance satisfactory to the Initial Purchaser, to the effect that on the basis set forth in such statement, and except for the financial statements, including the notes thereto, and any other financial or statistical data that is found in or derived from the internal accounting or financial records of the Company and its subsidiaries that are contained in the Offering Memorandum, as to which such counsel express no opinion or belief, no facts have come to such counsel's attention that lead such counsel to believe that the Offering Memorandum, as of the date thereof and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

B-2

EXHIBIT C

FORM OF OPINION OF KUMMER KAEMPFER BONNER & RENSHAW

        1.     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, as described in the Offering Memorandum.

        2.     Each of Flamingo Paradise Gaming, LLC, E-T-T, Inc., Market Gaming, Inc., E-T-T Enterprises, L.L.C., Cardivan Company, Corral Coin, Inc., Corral Country Coin, Inc., HGI—St. Jo, HGI—Mark Twain and HGI—Lakeside have been duly incorporated or duly organized, and are validly existing as corporations or limited-liability companies, as the case may be, in good standing under the laws of the State of Nevada, are duly qualified to do business and are in good standing as foreign corporations or limited-liability companies, as the case may be, in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, are owned directly or indirectly by the Company free and clear of all Liens, and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged, as described in the Offering Memorandum.

        3.     The Purchase Agreement has been duly authorized, executed and delivered by the Company and each of the Subsidiary Guarantors.

        4.     The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors.

        5.     The Indenture has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors.

        6.     The Series A Notes have been duly authorized, executed, authenticated and delivered by the Company.

        7.     The Series B Notes have been duly authorized by the Company.

        8.     The Series A Guarantees have been duly authorized, executed, and delivered by each of the Subsidiary Guarantors.

        9.     The Series B Guarantees of the Series B Notes have been duly authorized by each of the Subsidiary Guarantors.

        10.   When the Series A Notes are issued and delivered pursuant to this Agreement, such Series A Notes will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or any Subsidiary Guarantor that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

        11.   The Company has an authorized capitalization as set forth in the Offering Memorandum; and, all of the issued shares of capital stock or other equity interests of each subsidiary of the Company are owned directly or indirectly by the Company, free and clear of Liens known to such counsel, except as described in the Offering Memorandum.

        12.   There are no preemptive or other rights to subscribe for or to purchase the Notes pursuant to the Company's charter, by-laws or other organizational document, or any agreement or other instrument known to such counsel.

C-1

        13.   To such counsel's knowledge, there are no contracts, agreements or understandings between the Company or any Subsidiary Guarantor and any person granting such person the right (other than rights that have been waived or satisfied) to require the Company or any Subsidiary Guarantor to file a registration statement under the Act with respect to any securities of the Company or any Subsidiary Guarantor owned or to be owned by such person or to require the Company or any Subsidiary Guarantor to include such securities in the securities registered pursuant to the Exchange Offer Registration Statement.

        14.   To the best of such counsel's knowledge and other than as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a Material Adverse Effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

        15.   The Company had, at the time of its execution, all the requisite power and authority to enter into (i) the Asset Purchase and Sale Agreement, dated as of July 20, 2004, by and between St. Joseph Riverboat Partners, a Missouri general partnership, and the Company (the "St. Jo Asset Purchase Agreement"); (ii) the Asset Purchase and Sale Agreement, dated as of July 20, 2004, by and between Mark Twain Casino, L.L.C., a Missouri limited liability company, and the Company (the "Mark Twain Asset Purchase Agreement"); and (iii) the Asset Purchase and Sale Agreement, dated as of July 20, 2004, by and between Southern Iowa Gaming Co., an Iowa corporation, and the Company (the "Lakeside Asset Purchase Agreement," and together with the St. Jo Asset Purchase Agreement and the Mark Twain Asset Purchase Agreement, the "Grace Acquisition Agreements"). The Grace Acquisition Agreements had been duly and validly authorized at the time of their execution by the Company and assuming due authorization, execution and delivery by St. Joseph Riverboat Partners, Mark Twain Casino, L.L.C. and Southern Iowa Gaming Co., respectively, constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally, by general equitable principles (whether considered in a proceeding in equity or at law).

        16.   The execution, delivery and performance of the Grace Acquisition Agreements by the Company and the consummation of the transactions contemplated thereby, including the use of proceeds from the issuance of the Notes in the manner set forth under the caption "Use of Proceeds" in the Preliminary Offering Memorandum, will not conflict with or constitute a breach of any of the terms or provisions of, the charter or by-laws of the Company or any of the Subsidiary Guarantors.

        In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of Nevada.

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EXHIBIT D

FORM OF OPINION OF MCDONALD CARANO WILSON LLP

        1.     The Company and the Subsidiary Guarantors possess all licenses required to be issued by and have made all filings with the appropriate regulatory entities located within the State of Nevada (including the Nevada Gaming Commission and the State Gaming Control Board) necessary to own, lease and operate their properties and to conduct the business now conducted by them and as proposed to be conducted in the Offering Memorandum within the State of Nevada; that all such licenses are in full force and effect, that to its knowledge each of the Company and the Subsidiary Guarantors is in compliance with the terms and conditions of such licenses, and that to its knowledge no event has occurred (including, without limitation, the receipt of any notice from any regulatory entity) which allows, or after notice or lapse of time, or both, would allow the revocation, modification, suspension or termination of any such license or would result in any other material impairment of the rights of the Company and the Subsidiary Guarantors under such license; and

        2.     The information contained in the Offering Memorandum under the captions "Risk Factors—We face extensive regulation from gaming and other government authorities," "Risk Factors—You may be required to dispose of or redeem your notes pursuant to gaming laws," "Regulation and Licensing," and "Description of Notes—Mandatory Disposition Pursuant to Gaming Laws" fairly summarizes the matters therein described in all material respects in so far as such sections relate to matters of Nevada law.

        In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of Nevada.

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EXHIBIT E

FORM OF OPINION OF LATHROP & GAGE L.C.

        1.     Each of HGI—St. Jo ("St. Jo")and HGI—Mark Twain ("Mark Twain") is duly qualified to do business and is in good standing as a foreign corporation in Missouri.

        2.     None of the execution and delivery of the Indenture, the issue and sale of the Notes, or the Guarantees by St. Jo and Mark Twain in connection with the Notes, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any statutes, laws or applicable regulations of the State of Missouri governing riverboat casino gambling or, to its knowledge, any judgment, order or decree applicable to St. Jo, Mark Twain or any of the assets to be acquired by either St. Jo or Mark Twain located in Missouri, or of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over St. Jo, Mark Twain or such assets.

        3.     The information contained in the Offering Memorandum under the caption "Risk Factors—Risks Relating to our Company," "Risk Factors—Risks Related to the Grace Acquisition," "Description of Notes—Mandatory Disposition Pursuant to Gaming Laws" and "Regulation and Licensing—Missouri," has been reviewed by such counsel and, to the extent that it constitutes matters of Missouri law or legal conclusions thereunder, fairly summarizes the matters therein described in all material respects.

        4.     Other than those arising under state securities laws, no authorization, approval, consent or order of any Missouri court or governmental authority or agency (including the Missouri Gaming Commission and any other gaming or similar governmental or regulatory authority of the State of Missouri or any political subdivision thereof) is required in connection with the offering, issuance or sale of the Notes by Herbst Gaming, Inc. or the Guarantees in connection with the Notes by St. Jo and Mark Twain to the Initial Purchaser, except such as have been obtained and are in full force and effect at the Closing Date.

        In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of Missouri.

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EXHIBIT F

FORM OF OPINION OF CRAWFORD LAW FIRM

        1.     HGI—Lakeside ("Lakeside Iowa") is duly qualified to do business and is in good standing as a foreign corporation in Iowa.

        2.     Other than those arising under state securities laws, none of the execution and delivery of the Indenture, the issue and sale of the Notes, or the Guarantee by Lakeside Iowa in connection with the Notes, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any statutes, laws or applicable regulations of the State of Iowa governing riverboat casino gambling or any judgment, order or decree known to such counsel to be applicable to Lakeside Iowa or any of the assets to be acquired by Lakeside Iowa located in Iowa, or of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Lakeside Iowa or such assets.

        3.     The information contained in the Offering Memorandum under the caption "Risk Factors—Risks Relating to our Company," "Risk Factors—Risks Related to the Grace Acquisition," "Description of Notes—Mandatory Disposition Pursuant to Gaming Laws" and "Regulation and Licensing—Iowa," to the extent that it constitutes matters of Iowa law or legal conclusions thereunder, has been reviewed by such counsel and fairly summarizes the matters therein described in all material respects.

        4.     Other than those arising under state securities laws, no authorization, approval, consent or order of any Iowa court or governmental authority or agency (including the Iowa Racing and Gaming Commission and any other gaming or similar governmental or regulatory authority of the State of Iowa or any political subdivision thereof) is required in connection with the offering, issuance or sale of the Notes by Herbst Gaming, Inc. or the Guarantee by Lakeside Iowa to the Initial Purchaser in connection with the Notes, except such as have been obtained and are in full force and effect at the Closing Date.

        In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of Iowa.

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EXHIBIT G

FORM OF OPINION OF SEAN HIGGINS, GENERAL COUNSEL TO THE COMPANY

        1.     The execution, delivery and performance of the Grace Acquisition Agreements by the Company and the consummation of the applicable transactions contemplated thereby, including the use of proceeds from the issuance of the Notes in the manner set forth under the caption "Use of Proceeds" in the Preliminary Offering Memorandum, will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as have been obtained or will be obtained from the Missouri Gaming Commission and the Iowa Racing and Gaming Commission prior to the consummation of the applicable transactions contemplated by the Grace Acquisition Agreements, applications for which have been filed), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and the Subsidiary Guarantors, taken as a whole, to which the Company or any of the Subsidiary Guarantors is a party or by which the Company or any of the Subsidiary Guarantors or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, the Subsidiary Guarantors or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of the Subsidiary Guarantors is a party or by which the Company or any of the Subsidiary Guarantors is bound, or (v) result in the termination, suspension or revocation of any Government License of the Company or any of the Subsidiary Guarantors or result in any other impairment of the rights of the holder of any such Government License; in each case except for such conflict, violation, breach default, Lien, termination or failure to obtain such consent, approval or authorization which, singly or in the aggregate, would not have a Material Adverse Effect.

        In rendering such opinion, such counsel may state that his opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of Nevada.

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